UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 17, 2009 (February 16, 2009)
BARNES & NOBLE, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
1-12302	06-1196501
(Commission File Number)	(IRS Employer Identification No.)
122 Fifth Avenue, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)
(212) 633-3300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On February 17, 2009, Barnes & Noble, Inc. (the “Company”) issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.25 per share, payable on March 31, 2009 to stockholders of record at the close of business on March 10, 2009 (the “Press Release”).  A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

99.1  Press Release of Barnes & Noble, Inc., dated February 17, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC.
(Registrant)

		By:	/s/ Joseph J. Lombardi
Joseph J. Lombardi
Chief Financial Officer

Date:	February 17, 2009

Barnes & Noble, Inc.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Barnes & Noble, Inc., dated February 17, 2009